Commission File No. 333-5208
                                                    Commission File No. 811-9156

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 2

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 2

                        PROACTIVE Asset Allocation Funds
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

        500 Chesterfield Center, Suite 250, Chesterfield, Missouri 63017
        ----------------------------------------------------------------
                (Address of Principal Executive Offices-Zip Code)

        Registrant's Telephone Number, including Area Code: (314)530-7575

                 Jeffrey J. Unterreiner, Chairman and President
                 ----------------------------------------------
        500 Chesterfield Center, Suite 250, Chesterfield, Missouri 63017
        ----------------------------------------------------------------
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

     It is proposed that this filing will become effective (check appropriate box).
      -----
     / XX  /  immediately upon filing pursuant to paragraph (b) of Rule 485
      -----
     /     /  on (date) pursuant to paragraph (b) of Rule 485.
      -----
     /     /  60 days after filing pursuant to paragraph (a)(1).
      -----
     /     /  on (date) pursuant to paragraph (a)(1).
      -----
     /     /  75 days after filing pursuant to paragraph (a)(2).
      -----
     /     /  on (date) pursuant to paragraph (a)(2) on Rule 485.
      -----

If appropriate, check the following box:
      -----
     /     /  This post-effective amendment designates a new effective
      -----   date for a previously filed post-effective amendment.

Indefinite number of shares registered under Rule 24f-2 by filing of a Pre-Effective Amendment No. 1, effective September 20, 1996. The 24f-2 Notice for the fiscal year ended December 31, 1996, was filed with the Commission on February 20, 1997.

                       PROACTIVE ASSET ALLOCATION FUNDS'
                           OPTI-flex(R) DYNAMIC FUND
                       CROSS REFERENCE SHEET TO FORM N-1A
                       ----------------------------------


Part A.
-------

Item A.              Prospectus Caption
-------              ------------------

1                    Cover Page

2                    Highlights
                     Synopsis of Financial Information

3                    Not Applicable

4                    The Trust and its Management
                     Investment Objective and Risks

5                    The Trust and its Management
5A                   Performance

6(a)                 Other Information - Shares of Beneficial Interest
6(b)                 Not Applicable
6(c)                 Other Information - Shares of Beneficial Interest
6(d)                 Not Applicable
6(e)                 Highlights
6(f)(g)              Income Dividends and Taxes
6(h)                 Not Applicable

7(a)                 The Trust and its Management
7(b)                 How Net Asset Value is Determined
                     How to Buy Shares
7(c)                 How To Buy Shares
                     Exchange Privilege
                     Other Shareholder Services
7(d)                 How To Buy Shares
                     Highlights
7(e)                 How To Buy Shares
7(f)                 Distribution Plan

8(a)                 How To Make Withdrawals (Redemptions)
8(b)                 How To Make Withdrawals (Redemptions)
8(c)                 Shareholder Accounts
8(d)                 How To Make Withdrawals (Redemptions)

9                    Not Applicable

                        PROACTIVE ASSET ALLOCATION FUNDS
                           OPTI-flex(R) DYNAMIC FUND
                       500 Chesterfield Center, Suite 250
                             Chesterfield, MO 63017
                                  888-776-2284
                                  314-530-7575


     The PROACTIVE Asset Allocation Funds are organized as a business trust (the "Trust") consisting of one portfolio (the "OPTI-flex(R) Dynamic Fund" or the "Fund"). The Fund's objective is to seek a high total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks. In seeking to meet its objective, the Fund allocates its assets for investment, primarily through mutual funds, among the following market segments: domestic and foreign stocks, domestic and foreign bonds, money market instruments and gold.

                             ADDITIONAL INFORMATION


     This Prospectus sets forth basic information about the Trust and the Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated __________, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Trust at the address given above or by calling 1-888-587-3539 or (614) 798-3149.




THESE SECURITIES HAVE NOT BEEN     TABLE OF CONTENTS
APPROVED OR DISAPPROVED BY THE                                             Page
SECURITIES AND EXCHANGE            Highlights ............................ 2
COMMISSION OR ANY STATE            Synopsis of Financial Information ..... 3
SECURITIES COMMISSION, NOR HAS     Financial Highlights .................. 4
THE SECURITIES AND EXCHANGE        Performance Comparison ................ 5
COMMISSION OR ANY STATE            Investment Objective and Policies ..... 7
SECURITIES COMMISSION PASSED       Securities and Investment Practices ... 9
UPON THE ACCURACY OR ADEQUACY      The Trust and Its Management .......... 15
OF THIS PROSPECTUS. ANY            How To Buy Shares ..................... 17
REPRESENTATION TO THE CONTRARY     How To Make Withdrawals (Redemptions) . 20
IS A CRIMINAL OFFENSE.             Other Shareholder Services ............ 21
                                   Shareholder Accounts .................. 21
                                   Distribution Plan ..................... 22
                                   Income Dividends and Taxes ............ 23
                                   How Net Asset Value is Determined ..... 24
                                   Performance Information and Reports ... 24
                                   Other Information ..................... 25



INVESTMENT ADVISER: PROACTIVE MONEY MANAGEMENT, INC.

                        PROSPECTUS DATED _________, 1997

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------


     INVESTMENT OBJECTIVE: OPTI-flex(R) Dynamic Fund's investment objective is to seek a high total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks. In seeking to meet its objective, the Fund allocates its assets for investment, primarily through mutual funds, among the following market segments: domestic and foreign stocks, domestic and foreign bonds, money market instruments and gold. See "Investment Objective and Policies."


     LIQUIDITY: As an open-end investment company, the Fund continuously offers and redeems shares of beneficial interest at the next determined net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."


     NON-DIVERSIFICATION: The Fund is by definition a non-diversified fund. It may invest more than 5% of its assets in the securities of a single issuer, including a single mutual fund. The Fund may invest all of its assets in the shares of other mutual funds.

     SALES CHARGES: Shares are sold at net asset value without an initial sales charge but if held for less than one year, a contingent deferred sales charge equal to 1% of the lesser of the current market value or the cost of the shares being redeemed will apply. See "Synopsis of Financial Information", "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."


     MINIMUM INVESTMENT: A minimum investment of $5,000 is required to open an account, except an IRA account for which the minimum is $4,000. Subsequent investments must be at least $100. The Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $2,500 ($2,000 for an IRA) because of shareholder redemptions. The shareholder will be given 30 days written notice and an opportunity to restore the account to $2,500 ($2,000 for an IRA). An account will be required to have a net asset value of $10,000 or double the minimum investment of $5,000 (IRA accounts will be subject to the same $10,000 threshold) on the first trading day of the Fund following April 30 of each year in order to avoid the annual account maintenance fee of $10.00. See "How to Buy Shares - Annual Maintenance Fee" below. See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."

     INVESTMENT ADVISER AND MANAGER: PROACTIVE Money Management, Inc. is the Fund's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has served as an investment adviser to individuals, trusts and corporations for over eleven years. See "The Trust and Its Management."

     SHARES AVAILABLE THROUGH: The Fund's transfer agent, Mutual Funds Service Co. ("MFSCO"). See "The Trust and Its Management."

     DISTRIBUTION PLAN: The Fund has adopted a Rule 12b-1 distribution plan for using as much as 75/100 of 1% of net assets annually to aid in the distribution of shares. The Fund has adopted a service plan for using as much as 25/100 of 1% of net assets annually to aid in the distribution of shares. See "Distribution Plan."

     HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" and "How Net Asset Value is Determined."

     RISK FACTORS: The Fund concentrates its investments in the shares of other investment companies. Consequently, in addition to bearing his proportionate share of the expenses of the Fund, a shareholder also indirectly bears similar expenses of the underlying investment companies. The Fund may invest, directly or through investment companies, in what are sometimes referred to as "junk bonds." Such securities are speculative investments which carry greater risks than higher quality debt securities. The Fund may invest, through investment companies, in foreign securities which may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuation. The Fund may use various investment techniques to hedge the Fund's risks, including futures contracts and options. Special risk factors apply to those investments. See "Investment Objective and Policies" and "Securities and Investment Practices" for a more detailed description of the risks associated with an investment in the Fund.

     SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing the Fund c/o Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, or calling 1-888-587-3539. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.


--------------------------------------------------------------------------------
                       SYNOPSIS OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed
          on Purchases (as a percentage
          of offering price)....................................   none
     Maximum Deferred Sales Load (as a percentage
          of original purchase price or redemption
          proceeds, as applicable)1.............................   1.00%
     Maximum Sales Load Imposed on Reinvested
          Dividends (as a percentage of
          offering price).......................................   none
     Redemption Fees (as a percentage of amount
          redeemed, if applicable)..............................   none
     Exchange Fee...............................................   none
     Annual Account Maintenance Fee (for
          accounts under $10,000)...............................   $10.00

ANNUAL FUND OPERATING EXPENSES
     (As a percentage of average net assets)
     Management Fees............................................   0.75%
     12b-1 Fees.................................................   0.75%
     Other Expenses
       (After Expense Reimbursements)*..........................   0.64%
     Service Fees2..............................................   0.25%
                                                                   ----
     TOTAL FUND OPERATING EXPENSES .............................   2.39%
       (After Expense Reimbursements)*



--------------------------------------------------------------------------------
                                                 Cumulative Expenses
                                                 Paid for the Period of:
EXAMPLE:                                         1 Year         3 Years
                                                 ------         -------
--------------------------------------------------------------------------------
You would pay the following expense on a
$1,000 investment, assuming (1) a 5% annual
return throughout the period and (2)
redemption at the end of each time period:        $34             $75
You would pay the following expenses on the
same $1,000 investment assuming no redemption
at the end of the period:                         $24             $75
-----------------------------------------------


*Expenses used in these illustrations are based upon expenses actually incurred by the Fund for the period October 1 through December 31, 1996. During the period ended December 31, 1996, the Manager reimbursed expenses in order to reduce the operating expenses of the Fund. Had operating expenses not been reimbursed Other Expenses and Total Fund Operating Expenses, as a percentage of average net assets, would have been 12.86% and 14.61%, respectively. The Manager presently intends to reimburse the Fund through an expense reimbursement fee to the extent necessary to keep total expenses at 2.40% of average daily net assets. The Manager may change this policy at any time without notice to shareholders. This would, in some circumstances, have a material adverse effect on the net income of the Fund, and the return earned by shareholders. For planning purposes, prospective investors and shareholders should understand that any reimbursements are voluntary and cannot be guaranteed.
--------------------------------------------------------------------------------


1 A deferred sales charge on the shares of the Fund applies only if redemption occurs within one year from purchase. See page 18.

2 100% of the service fee is allocated to National Association of Securities Dealers, Inc. ("NASD") member firms (including securities dealers that may be affiliates of the Distributor) for continuous personal service by such members to investors in the Fund, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters.

     The expense table is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose an exchange fee or redemption fee. For more complete descriptions of the various costs and expenses of the Fund see "The Trust and Its Management" and "Distribution Plan."


     The table and hypothetical examples above are for illustrative purposes only. The investment rate of return and expenses should not be considered a representation of past or future performance or past or future expenses, respectively, as actual rates of return and expenses may be more or less than the rate and amounts shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights for the OPTI-flex(R) Dynamic Fund are listed below. This information has been audited in conjunction with the audit of the financial statements of the Fund by KPMG Peat Marwick LLP, independent certified public accountants for the period from October 1, 1996 through December 31, 1996.

                                                  For the Period
                                                  October 1, 1996(1) to
                                                  December 31, 1996
OPTI-flex(R) Dynamic Fund
Net Asset Value, Beginning of Period                        $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
     Net Investment income                                    0.09
--------------------------------------------------------------------------------
     Net Gains or Losses on Securities
     (both realized and unrealized)                           0.23
--------------------------------------------------------------------------------
     Total from Investment Operations                         0.32

LESS DISTRIBUTIONS
--------------------------------------------------------------------------------
     Dividends (from net investment income)                  (0.09)
--------------------------------------------------------------------------------
     Distributions in excess of net investment income        (0.10)
--------------------------------------------------------------------------------
     Total Distributions                                     (0.19)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $10.13
--------------------------------------------------------------------------------
TOTAL RETURN                                                  3.22%
--------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
     Net Assets, End of Period ($000)                        $6,806
--------------------------------------------------------------------------------
     Ratio of Expenses to Average Net Assets                  2.39%(2)
--------------------------------------------------------------------------------
     Ratio of Net Income to Average Net Assets               17.25%(2)
--------------------------------------------------------------------------------
     Ratio of Expenses to Average Net Assets,
          before reimbursement of fees                       14.61%(2)
--------------------------------------------------------------------------------
     Ratio of Net Investment Income to Average
          Net Assets, before reimbursement of fees            5.03%(2)
--------------------------------------------------------------------------------
     Portfolio Turnover Rate                                 18.77%
--------------------------------------------------------------------------------
     Average Brokerage Commission Per Share                  $0.028
--------------------------------------------------------------------------------

     (1)  Date of commencement of operations
     (2)  Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
            OPTI-flex(R) Dynamic Fund vs Dow Jones World Stock Index
                      October 1, 1996 to December 31, 1996


     The following information was presented in the form of a graph:

                Value of a $10,000 investment on October 1, 1996

      Investment Type          October 1, 1996    October 31, 1996    November 30, 1996    December 31, 1996
--------------------------     ---------------    ----------------    -----------------    -----------------
OPTI-flex(R) Dynamic Fund         $10,000             $ 9,840              $10,170              $10,322
Dow Jones World Stock Index       $10,000             $10,013              $10,547              $10,362


     The fiscal year of the Fund is the same as the calendar year. Since the Fund did not commence operation until October 1, 1996, our first fiscal year covers only three months. During that period of time, the Fund was up 3.22%, with reinvestment of dividends and capital gains, as compared to a 3.62% gain for the Dow Jones World Stock Index (DJW-X). Since the Fund is invested globally, and since the DJW-X is a broad measure of global stock prices, the DJW-X is our benchmark for comparing the performance of the Fund. As you can see from the graph above, we got off to a negative start in October with a decline of 1.60% for the Fund while the DJW-X had a slight gain of 0.13%. In the month of November, we lagged the DJW-X, which had a gain of 5.33%, with a gain of 3.35% for the Fund. However, in December, we substantially outperformed the DJW-X, which was down 1.75%, with a gain of 1.49% for the Fund. During the first couple of months, our focus was not on short-term performance, but on getting the Fund invested appropriately to benefit from the fact that capitalism is breaking out on a global basis. We believe the outlook for worldwide economic growth and cooperation is better than it has ever been. We think the Fund is now well positioned to produce above average market returns in 1997, with below average market risk.

     Past performance is not predictive of future performance. A one year 1% contingent deferred sales charge (CDSC) has not been deducted from the values shown. Imposition of the 1% CDSC would have reduced the Fund value to $10,219. The Fund is widely diversified, yet concentrated in our preferred areas. As of December 31, 1996, approximately 78% of the assets of the Fund was invested in 37 other mutual funds, approximately 18% was invested in 51 closed-end investment trusts (which were purchased at an average discount of about 20% below their net asset value) and about 3.5% was invested in 14 direct investments we consider undervalued.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The Fund's investment objective is to seek a high total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks. In seeking to meet its objective, the Fund allocates its assets for investment, primarily through mutual funds, among the following market segments: domestic and foreign stocks, domestic and foreign bonds, money market instruments and gold (the gold segment includes the securities of companies principally engaged in exploration, mining, processing, distributing or dealing in gold and other precious metals and minerals).


     At least 65% of the Fund's assets will be invested in open-end investment companies, commonly called mutual funds; however, up to 25% of the Fund's assets may be invested in closed-end investment companies and up to 10% of the Fund's assets may be invested in direct investments. Direct investments are investments in securities other than open-end investment companies and closed-end investment companies, such as stocks, bonds, money market instruments and repurchase agreements.

     The Fund's investment adviser, PROACTIVE Money Management, Inc., allocates the Fund's assets among these types of mutual funds, closed-end investment companies and direct investments in proportions which reflect the anticipated returns and risks of each of the following market segments (stocks, bonds, money market instruments and gold). There are no restrictions on the amount of the Fund's assets which may be invested in each of the above market segments. Normally, the Fund expects to invest its assets among many of these market segments. Some types of investments, such as index funds, can fall into more than one of the above market segments. The Fund may also make other investments that do not fall within the above market segments. The Manager may use various investment techniques to hedge a portion of the Fund risk, but there is no guarantee that these strategies will be utilized on a timely basis or that they will work as the Manager intends.


     Although the Fund may invest in any mutual fund investing in one or more of the market segments described above, the Fund will typically invest in the following types of mutual funds: U.S. emerging growth, blue chip, small capitalization stock funds and industry sector funds; international and global stock funds (including developed and emerging markets, regional funds and country specific funds) and international and global bond funds; U.S. Government securities funds and high yield bond funds; gold and precious metals funds and money market funds. Since the Fund is subject to the risks of each investment type, the Fund and its performance are affected by many factors. See "Securities and Investment Practices" for a description of the mutual funds and other securities in which the Fund invests and other investment practices of the Fund.

     The Manager will vary the percentage of the Fund's assets invested in each type of security or underlying fund based upon the mix of such securities or funds that the Manager believes will be most likely to achieve the Fund's investment objective. In allocating assets among market segments, the Manager will employ both fundamental and technical analysis to assess relative risk and reward potential throughout the financial markets, with the objective of providing shareholders the best opportunity for achieving the highest total return consistent with reduced risk over the long-term. Generally, in seeking the Fund's objective, the Manager will alter the composition of the Fund's portfolio as economic and market trends change. The Fund's portfolio is expected to vary considerably among the various market segments as these changes occur. The Manager substantially underweights investment segments that it believes have above average market risk with below average market potential over the short term; and it overweights investment segments that it believes represent above average market potential with below average market risk. By allocating its investments in this manner, the Fund believes it will not be exposed to the same degree of market risk as a fund which, for example, invests in only one market segment. However, the allocation process is not limited to determining the degree to which the Fund's assets should be invested in the different market segments. The Manager continually explores opportunities in various subclasses of assets: geoeconomic considerations (i.e., foreign versus domestic), maturities of fixed income securities (i.e., "short term" versus "long term"), market capitalization (i.e., "blue chip" versus small capitalization), and sector rotation (i.e., "high tech" versus staple industries).


     The Fund may purchase "no-load" mutual funds, which are bought and sold without a sales charge, "institutional funds" that normally have below average expenses and higher minimum investment amounts and "load" mutual funds, but only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Fund. However, when the Manager believes it is appropriate, the Fund may also purchase, with up to 20% of its total assets, mutual funds that charge a redemption fee or contingent deferred sales charge of up to 2% for short-term sales of one year or less. The underlying mutual funds in which the Fund invests may incur distribution expenses in the form of 12b-1 fees.


     The Manager selects underlying funds in which to invest based, in part, on their investment objectives and policies, their investment adviser and portfolio manager, and on analysis of their past performance (absolute, relative and risk-adjusted). The Manager also considers other factors in the selection of funds, including, but not limited to, fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Many mutual funds in which the Fund invests may not share the same investment objective and investment limitations as the Fund. Typically, the Fund will invest its assets in mutual funds from several different mutual funds families, managed by a variety of investment advisers, and utilizing a variety of different investment objectives.

     An investor in the Fund should recognize that he may invest directly in mutual funds and that by investing in mutual funds indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying mutual funds.

     The Fund may employ defensive strategies and hedging strategies described under "Hedging Strategies," page 12. When the Manager expects a period of significant market decline, part or all of the Fund's assets may be hedged and/or liquidated and reinvested in money market instruments or funds until the Manager determines that there no longer exists a significant risk of substantial market decline.

     Futures contracts likewise involve some risk. It is possible that the contract(s) selected by the Manager will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful.

     The Fund diversifies across investment types more than most mutual funds. However, like any other mutual fund, the Fund does not constitute a complete investment program. When you sell your Fund shares, they may be worth more or less than what you paid for them.

     Except as otherwise provided in the following paragraph, the investment objectives and policies of the Fund are not fundamental and may be changed by the Trustees of the Trust without approval of the Fund's shareholders. No such change would be made in the Fund without 30 days prior written notice to shareholders. See "Securities and Investment Practices" for a description of the securities in which the Fund invests and other investment practices of the Fund.

     The Fund's policy of concentrating (investing more than 65% of the value of the Fund's total assets) in the shares of open-end investment companies, commonly called mutual funds, is fundamental and may not be changed without shareholder approval.

     Additional information about the investment policies of the Fund appears in the Statement of Additional Information. There can be no assurance that the investment objective of the Fund will be achieved.

--------------------------------------------------------------------------------
                      SECURITIES AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

     The following pages contain more detailed information about types of instruments in which the Fund may invest, strategies the Manager may employ in pursuit of the Fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier. A complete listing of the Fund's limitations and more detailed information about the Fund's investments are contained in the Fund's Statement of Additional Information.

     The Manager may not buy all of these instruments or mutual funds or use all of these techniques unless it believes that they are consistent with the Fund's investment objective and policies.

     The Fund's assets are spread among mutual funds and other securities representing several of the following market segments, moderating both the risk and return potential of stock, bond, money market and gold funds and other securities in which the Fund invests.

     While the Fund invests in stock, bond, money market and gold mutual funds and other securities in varying proportions, investors should not construe the Fund as a balanced investment program offering relatively stable allocations among these asset classes. Because the allocation strategy of the Manager may, at certain times, result in a portfolio with a primary emphasis on stock mutual funds, the Fund may from time to time exhibit a level of volatility which is more consistent with a stock portfolio than a balanced portfolio. However, over the long-term, the volatility of the Fund's total return is expected to be less than that of a stock portfolio.

     Investors should also be aware that the investment results of the Fund depend upon the Manager's ability to anticipate correctly the relative performance and risk of stocks, bonds, money market instruments and gold. Historical evidence indicates that correctly timing portfolio allocations among these market segments has been a difficult strategy to implement. While the Manager has experience in active asset allocation, there can be no assurance that the Manager will correctly anticipate relative asset class performance in the future on a consistent basis. The Fund's short-term investment results would suffer, for example, if only a small portion of the Fund's assets were allocated to stock mutual funds during a significant stock market advance, or if a major portion of its assets were allocated to stock mutual funds during a market decline. Likewise, the Funds' short-term investment results would also suffer if the Fund were substantially invested in bond mutual funds at a time when interest rates increased.

     Although the Fund seeks to reduce its overall risk by diversifying among different types of mutual funds, the Fund aggressively invests in a wide variety of mutual funds, including stocks and bonds issued in developed and developing countries and derivative transactions. Since the Fund is subject to the risks of each investment type, the Fund and its performance are affected by many factors.

     STOCK SEGMENT. The Fund may invest directly in, or in one or more stock funds owning, domestic and foreign equity securities including common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

     BOND SEGMENT. The Fund may invest directly in, or in one or more bond funds owning, domestic and foreign debt securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. The Fund may invest, directly or through investment companies, in what are sometimes referred to as "junk bonds." Such securities are speculative investments which carry greater risks than higher quality debt securities. See "Lower-Quality Debt Securities" below.

     MONEY MARKET SEGMENT. The Fund may invest directly in, or in one or more money market funds owning, money market instruments. Money market instruments are high-quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, repurchase agreements and other financial institution obligations. These instruments may carry fixed or variable interest rates. In a repurchase agreement, the Fund or an underlying money market fund in which the Fund invests buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Fund or underlying money market funds in which the Fund invests. The Fund or the underlying fund's risk is that the universe of potential buyers for the securities, should the Fund or the underlying fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     GOLD SEGMENT. The Fund may invest directly in, or in one or more mutual funds owning, securities of companies engaged in exploration, mining, processing, distributing or dealing in gold or other precious metals and minerals. In addition to investments directly in those securities or mutual funds, the Fund may invest in securities indexed to the price of gold or other precious metals.


     The price of gold and other precious metals and minerals is affected by broad economic and political conditions. The price of gold and other precious metal securities can face substantial short-term volatility caused by unpredictable monetary policies and economic and political developments, such as currency devaluations or revaluations; increased environmental costs; the potential effect of the concentration of the sources of supply of gold and control over the sale of gold; changes in U.S. or foreign tax, currency or mining laws; and trade restrictions between countries.


     LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

     EXPOSURE TO FOREIGN MARKETS. The Fund is normally exposed to foreign markets. The Fund may invest in one or more mutual funds owning foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations. These types of securities may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

     ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by the Manager, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     INVESTMENT IN OPEN-END INVESTMENT COMPANIES. The Fund, together with any "affiliated persons" as defined in the Investment Company Act of 1940 (the "1940 Act") may purchase only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of those funds is restricted, and the Manager must then in some instances, select alternative investments that would not have been its first choice.

     In the event the Fund holds more than one percent (1%) of an underlying fund's shares, the 1940 Act provides that the underlying fund will be obligated to redeem only one percent (1%) of the underlying fund's outstanding shares during any period of less than 30 days. To the extent that, due to this restriction, the Fund is unable at its discretion to dispose of shares of an underlying fund, the Fund would not be able to protect itself against a decline in value of such shares during the period such restrictions remains in effect. Any shares of an underlying fund held by the Fund in excess of one percent (1%) of the underlying fund's outstanding shares will be considered not readily marketable securities that, together with other such securities, may not exceed 10% of the Fund's net assets.

     If an open-end investment company in which the Fund invests requests a shareholder vote, the Fund will either (i) seek instructions from its shareholders with regard to the voting of all proxies issued by the open-end investment company and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the open-end investment company in the same proportion as the vote of all other shareholders of the open-end investment company.

     The Manager has no control over, or day-to-day knowledge of, the investment decisions of the underlying funds. It is possible that the management of one underlying fund may be purchasing a particular security at or near the same time that the Fund or the management of another underlying fund is selling the same security. This would result in an indirect expense to the Fund without corresponding economic or investment benefit.

     INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Fund may invest up to 25% of its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having the Manager as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value per share, the difference representing the "market premium" and the "market discount" of such common shares, respectively.

     There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of that funds' shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

     NON-DIVERSIFICATION. The Fund is by definition a non-diversified fund. It may have more than five percent of its assets invested in one fund or the securities of one issuer. If the underlying fund or issuer performs poorly, this could negatively impact the value of the Fund. Thus, there is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Fund does, however, seek to minimize the risk of loss through diversification and, at times, the use of hedging techniques and defensive investment strategies. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies").

     LEVERAGE AND CONCENTRATION. Although the Fund will normally invest in a number of underlying mutual funds, this practice will not eliminate investment risk. To the extent that the Fund invests in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Fund will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

     HEDGING STRATEGIES. The Fund may engage in hedging transactions in carrying out their investment policies. A hedging program may be implemented for the following reasons: (1) To protect the value of specific securities owned or intended to be purchased while the Manager is implementing a change in a specific investment position; (2) To protect portfolio values during periods of extraordinary risk without incurring transaction costs associated with buying or selling actual securities; and (3) To utilize the "designated hedge" provisions of Sub-Chapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

     In hedging the Fund's portfolio assets, the Fund may, subject to certain restrictions, purchase and sell (write): (a) options on stocks and stock indices, stock index futures and options thereon, (b) options on U.S. Government Securities, futures contracts on U.S. Government Securities and options on futures contracts on commodities indices, currencies and currency indices. Any options written by the Fund must be fully "covered" options. In addition, in hedging the Fund's portfolio assets, the Fund may invest in mutual funds that the Manager expects to perform inversely to the market.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, these financial futures contracts or related options used by the Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     Put and call option contracts involve some risk. For example, the total premium paid for an option contract could be lost if the Fund does not sell the contract or exercise the contract prior to its expiration date.

     The Fund will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in its Fund, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Fund. All futures transactions for the Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Fund will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting Fund assets that arise during periods when the assets are not fully invested in securities.

     The Fund may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.


     The Fund expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Fund will be able to realize this objective.


PORTFOLIO TURNOVER


     Because the Manager may employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio of the Fund. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund.


     The active asset allocation approach of the Fund can produce high portfolio turnover ratios when calculated in accordance with SEC rules.


     The portfolio turnover rate for the Fund for the period from October 1, 1996 through December 31, 1996 was 19%. The Fund's annual portfolio turnover rate is not expected to exceed 300%.


     The Fund intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in the Fund's investments.

--------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     The Trust was organized as a Massachusetts business trust on May 3, 1996. The Fund is a non-diversified open-end management company. The Trust's offices are at 500 Chesterfield Center, Suite 250, Chesterfield, MO 63017. The business and affairs of the Trust are under the direction of its Board of Trustees.


     The Fund has retained the services of PROACTIVE Money Management, Inc. as investment adviser (the "Manager"). The Manager has been an investment adviser to individuals, trusts and corporations for over eleven years; however, the Manager has had no prior experience in managing a mutual fund. The Manager serves the Fund pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services which are provided by the Fund's custodian, transfer agent, independent accountants and legal counsel.

     The Manager was incorporated in January, 1980 and maintains its offices at 500 Chesterfield Center, Suite 250, Chesterfield, MO 63017. As of December 31, 1996, the Manager held discretionary investment authority over approximately $125 million of assets. The Manager is controlled by C. Martin Unterreiner and Janice B. Unterreiner through ownership of voting common stock. C. Martin Unterreiner, a director and the President of the Manager, is a Trustee of the Trust. Jeffrey J. Unterreiner is the Vice President of the Manager. The Manager has an affiliate relationship with the Underwriter.



     The Manager earns an annual fee, payable in monthly installments, from the Fund at the rate of 0.75% of the Fund's first $500,000,000 in average net assets and 0.65% of the Fund's average net assets in excess of $500,000,000. This fee may be higher than the fee charged to most other investment companies.

     Accounting, stock transfer, and dividend disbursing services are provided to the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets, subject to a minimum annual fee of $30,000. These fees are reviewable annually by the Trustees of the Trust.

     A broker-dealer may use a portion of the commissions paid by the Fund to reduce the Fund's expenses. The Manager may take into account sales of shares of the Fund in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

     OPTI-flex(R) is a registered trademark owned and used by C. Martin Unterreiner, a portfolio manager for the Fund, since 1984 to identify the various OPTImum-flexible money management programs for which he has ultimate responsibility. He reserves the right to withdraw from the Fund the use of the "OPTI-flex(R)" name in the event of termination of the Investment Advisory Contract between the Manager and the Trust.

     Information concerning the Trustees and officers of the Trust appears in the Statement of Additional Information.

PORTFOLIO MANAGERS



     C. Martin Unterreiner, Portfolio Manager, is primarily responsible for the day to day management of the Fund. Mr. Unterreiner has managed the Fund since its inception in 1996.

     C. Martin Unterreiner is a Trustee and Vice President of the Trust, and has been a director and the President of the Manager since its incorporation in January, 1980. Mr. Unterreiner controls the Manager through ownership of voting common stock. He is a graduate of St. Louis University where he earned a Bachelor of Science degree in Commerce with a concentration in Economics and a master's degree in Education with a minor in Finance.

DISTRIBUTOR



     PROACTIVE Financial Services, Inc. (the "Distributor"), 500 Chesterfield Center, Suite 250, Chesterfield, Missouri 63017 serves as the distributor of the shares of the Fund. Jeffrey J. Unterreiner, the President and the sole director of the Distributor, is a Trustee and Chairman and President of the Trust and is the Vice President of the Manager. The Underwriter has an affiliate relationship with the Manager.



     The Manager may select the Distributor to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to those paid to other brokers in connection with comparable transactions.

TRANSFER AGENT

     Mutual Funds Service Co. ("MFSCO"), 6000 Memorial Drive, Dublin, Ohio 43017 is a corporation organized under the laws of the State of Ohio and provides stock transfer, dividend disbursing and accounting and administrative services to the Fund.

--------------------------------------------------------------------------------
                               HOW TO BUY SHARES
--------------------------------------------------------------------------------

     MINIMUM INVESTMENT -- The minimum investment to open an account is $5,000, except an Individual Retirement Account (IRA) which has a $4,000 minimum. Subsequent investments in any account may be made in amounts of at least $100. Investors making the minimum investment and all investors having an account value of less than $10,000, on the first trading day of the Fund after April 30 of each year, will pay an annual maintenance fee. See "Annual Maintenance Fee" below.

     ANNUAL MAINTENANCE FEE -- The Fund reserves the right to deduct an annual maintenance fee of $10.00 from each account with a value of less than $10,000. It is expected that accounts will be valued on the first trading day of the Fund following April 30. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.

     You may open an account and make an investment by purchasing shares through securities dealers having sales agreements with the Distributor. A minimum investment of $5,000 ($4,000 for an IRA) is required to establish an account in the Fund. The minimum for subsequent investments in the Fund is $100.

     Direct purchase orders may be made by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. A check payable to the Fund must accompany the New Account Application. Payments may be made by check or Federal Reserve Draft payable to the Fund and should be mailed to the following address: The OPTI-flex(R) Dynamic Fund, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, Ohio 43017.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by the Fund or by the Distributor. Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by MFSCO after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.

     Wire orders for shares of the Fund received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time, on the same day are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with MFSCO before 5:00 p.m., Eastern time, and to forward payment to Star Bank, N.A., the Custodian for the Fund.

     If the wire order is for a new account, you must telephone the Fund prior to making your initial investment. Call 1-888-587-3539, or (614) 798-3149. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

          Star Bank, N.A. Cinti/Trust
          ABA #: 042-00001-3
          Attention: The PROACTIVE Asset Allocation Funds
          Credit Account Number (account
               number for Fund as follows):
               OPTI-flex(R) Dynamic Fund-- Account Number 485776991 Account Name (your name)
          Your OPTI-flex(R) Dynamic Fund account number

     Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MFSCO after 4:00 p.m. and orders received by dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

     No stock certificates will be issued. Instead, an account with MFSCO is established for each investor and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of the Fund and credited to such account.

     The Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS -- Subsequent investments in an existing account in the Fund may be made by mailing a check payable to OPTI-flex(R) Dynamic Fund. Please include your account number on the check and mail as follows:

          The PROACTIVE Asset Allocation Funds
          c/o Mutual Funds Service Co.
          P. O. Box 7177
          Dublin, Ohio  43017

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.


     PURCHASING SHARES: The shares have no initial sales charge but are subject to a contingent deferred sales charge if held for less than one year. Contingent deferred sales charges and fees are set forth in the "Synopsis of Financial Information" on page 3 of this Prospectus.

     The shares are sold at net asset value without an initial sales charge but if redeemed within one year of purchase (the "CDSC Period") a contingent deferred sales charge ("CDSC") equal to 1.00% of the lesser of the current market value or the cost of the shares being redeemed will apply. No CDSC will be imposed on shares acquired by reinvestment of distributions. In determining whether a CDSC is applicable, it will be assumed that a redemption is made first of shares derived from reinvestment of distributions and second of shares purchased during the CDSC Period. The shares bear an asset based service fee of 0.25% and a Rule 12b-1 fee of 0.75%. The shares provide the benefit of putting all of an investor's dollars to work from the time the investment is made. All CDSC's imposed on redemptions are paid to the Distributor.

     SALES CHARGE WAIVERS: The Fund may waive the CDSC on redemption following the death of a shareholder, or if a shareholder becomes unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration; and when the total amount of redemptions does not exceed 10% of purchases. See "Other Shareholder Services - Systematic Withdrawal Program" and the Statement of Additional Information.

     The Fund may waive the CDSC on the redemption of shares owned by banks, bank trust departments, savings and loan associations, federal and state credit unions, and broker-dealers, either in their fiduciary capacities or for their own accounts, that have been purchased pursuant to a special agreement with the Distributor. These financial institutions and broker-dealers may charge fees to clients for purchases of shares for which the CDSC has been waived.

--------------------------------------------------------------------------------
                     HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------


     Shares are redeemed and funds withdrawn at net asset value per share, less any applicable contingent deferred sales charge, and there are no redemption fees. (See "How Net Asset Value Is Determined.")


     BY MAIL -- A shareholder may redeem shares by mailing a written request to The PROACTIVE Asset Allocation Funds, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, OH 43017. The request must be signed by the shareholder(s). To protect you and the Fund against fraud, your signature on a redemption request for more than $2,500 must have a signature guarantee from an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE/BANK WIRE -- A shareholder may redeem up to $50,000 worth of shares by telephone or by placing a wire redemption through a securities dealer. Amounts redeemed by bank wire will be wired to the bank account shown on your account application. Amounts redeemed by check will be mailed to the address of record. Wire redemptions must be in excess of $1,000. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m. to be confirmed at that day's net asset value.

     Neither the Fund nor Mutual Funds Service Co. will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If Mutual Funds Service Co. fails to follow reasonable procedures, Mutual Funds Service Co. or the Fund may be liable for losses due to unauthorized or fraudulent transactions. Mutual Funds Service Co. will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.


     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share, less any applicable contingent deferred sales charge, next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE -- Shares are redeemed at their net asset value per share next determined after receipt by MFSCO of the redemption request in the form described above, less, any applicable contingent deferred sales charge. Payment is normally made within five business days after the redemption request, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen
(15) days from the purchase date. Those who wish to eliminate this delay may purchase shares of the Fund by certified check or wire.


     Any redemptions in kind shall be of readily marketable securities. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.

--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions of $100 or more from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted.


     Systematic withdrawals will be subject to the contingent deferred sales charge except when the total amount of withdrawals does not exceed 10% of the "initial account value" -- i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal program. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.


--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     The Fund maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENT -- All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS BELOW MINIMUM -- The Fund reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $2,500 ($2,000 for an IRA) as a result of redemptions by the shareholder. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Fund to make an additional investment sufficient to bring the value of shares in the account to $2,500 ($2,000 for an IRA).

--------------------------------------------------------------------------------
                               DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of 0.75% of the average daily value of the net assets of the shares.

     The Fund has adopted a service plan (the "Service Plan"). Under the provisions of the Service Plan, the Fund makes payments to the Distributor based on an annual percentage of 0.25% of the average daily value of the net assets of the shares.

     Some or all of the service fees are used to reimburse securities dealers (including securities dealers that may be affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold shares are eligible for further reimbursement after the first twelve months during which the shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers.

     The Manager may use its resources to pay expenses associated with the sale of the Fund's shares. This may include payments to parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.


     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which each Fund may incur under the Distribution Plan and the Service Plan to a total of 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of the Fund since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charge). Such limitation does not apply to shareholder service fees.

--------------------------------------------------------------------------------
                           INCOME DIVIDENDS AND TAXES
--------------------------------------------------------------------------------


     It is the policy of the Fund to distribute substantially all of its net income and net capital gains, if any, to its shareholders annually.

     All such dividends of net income and capital gains distribution are automatically reinvested in additional shares at the net asset value determined on the payment date. A shareholder may elect to receive such dividend distributions in cash either by checking the appropriate box on the New Account Application, or by notifying the Fund in writing.


     The Internal Revenue Code of 1986 imposes on the Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 (the "Tax Act") provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December. Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

     Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed. However, under the Tax Act, the Fund is permitted to make distributions up to February 1 and have them apply to the previous tax year. The Fund expects to make such a distribution in future years.

     A shareholder is taxed on capital gains and income realized by the Fund, regardless of the length of time he has been a shareholder. Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution. The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date. In the case of some mutual funds this effect can be substantial. In the case of the Fund, which is more likely to change its portfolio and therefore tends not to realize large capital gains accumulated over a long period of time, the effect is not expected to be substantial.

     Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

     The Fund also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments; (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities and (3) realization of less than 30% of gross income from gains on the sale of securities held less than three months. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Fund qualified as a "regulated investment company" for the year ended 1996.


     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state, and local taxes.

     The Fund is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

--------------------------------------------------------------------------------
                       HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of the Fund's shares might be materially affected by changes in the value of the securities held by the Fund. Net asset value is obtained by dividing the value of the Fund's assets, less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

--------------------------------------------------------------------------------
                      PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

     The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index, Dow Jones World Stock Index or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

     The Fund may provide period and average annualized "total return" quotations. A Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charges.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment.


     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund operating expenses on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.


     Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including listings of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust issues its own series of shares of beneficial interest. The shares of each Fund represent an interest only in the Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of the Fund. The Trust's Board of Trustees may authorize the creation of additional series under the Declaration of Trust, each of which would invest its assets in separate, individually managed portfolios.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of any other Fund.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     As stated in "Investment Objective and Policies," except as otherwise expressly provided herein, the Fund's investment objective and policies are not fundamental and may be changed by the Trustees without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)

INVESTMENT ADVISER
PROACTIVE Money Management, Inc.

DISTRIBUTOR
PROACTIVE Financial Services, Inc.

ADDRESS OF FUND, ADVISER & DISTRIBUTOR
500 Chesterfield Center, Suite 250
Chesterfield, MO  63017
800-873-3371
314-530-7575

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
888-587-3539
614-798-3149 (in Central Ohio)

LEGAL COUNSEL
Armstrong, Teasdale, Schlafly & Davis
One Metropolitan Square
St. Louis, MO  63102-2740

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH  43215


No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.


                                PROACTIVE ASSET
                                ALLOCATION FUNDS
                           OPTI-flex(R) DYNAMIC FUND

                       500 Chesterfield Center, Suite 250
                             Chesterfield, MO 63017
                                 888-PROACTIVE
                                  314-530-7575

                        PROACTIVE ASSET ALLOCATION FUNDS'
                           OPTI-flex(R) DYNAMIC FUND
                       CROSS REFERENCE SHEET TO FORM N-1A
                       ----------------------------------

Part B.
-------
          Not applicable

                                     PART C
                                     ------
                               OTHER INFORMATION
                               -----------------

          Not applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chesterfield, and the State of Missouri on the 30th day of April, 1997.

                                                PROACTIVE ASSET ALLOCATION FUNDS


                                                  BY: /s/ Jeffrey J. Unterreiner
                                                     ---------------------------
                                                      Jeffrey J. Unterreiner
                                                      Chairman and President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on the 30th day of April, 1997.

     Signature                          Title
     ---------                          -----

/s/ Jeffrey J. Unterreiner              Chairman, President and Trustee
----------------------------------
Jeffrey J. Unterreiner

/s/ C. Martin Unterreiner               Vice President and Trustee
----------------------------------
C. Martin Unterreiner

Katherine R. Kearins*                   Treasurer, Principal Financial Officer,
----------------------------------      Principal Accounting Officer and Trustee
Katherine R. Kearins

Patrick L. Durbin*                      Trustee
----------------------------------
Patrick L. Durbin

Henry J. Bingham*                       Trustee
----------------------------------
Henry J. Bingham

Raymond E. Doerr*                       Trustee
----------------------------------
Raymond E. Doerr

Patricia A. Houtz*                      Trustee
----------------------------------
Patricia A. Houtz

Peter B. Mauthe*                        Trustee
----------------------------------
Peter B. Mauthe

*By: /s/ Jeffrey J. Unterreiner
     -----------------------------
     Jeffrey J. Unterreiner
     Executed by Jeffrey J. Unterreiner on behalf
     of those indicated pursuant to Powers of Attorney